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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) or 12(g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                              perfumania.com, inc.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

        Florida                                       65-0884688
------------------------                         ------------------------
(State of Incorporation)                         (I.R.S. Employer Number)


11701 NW 101st Road, Miami, Florida                     33178
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(Address of Principal Executive Office)               (Zip Code)


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
If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section 12(b)        securities pursuant to Section
of the Exchange Act and is effective        12(g) of the Exchange Act and is
pursuant to General Instruction             effective pursuant to General
A.(c), please check the following           Instruction A.(d), please check
box. / /                                    the following box. /X/

                                    333-80059
                   -------------------------------------------
                   (Securities Act registration statement file
                       number to which this form relates)

      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
      -----------------------------------------------------------------

                                     NONE

      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
      -----------------------------------------------------------------

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
Title of Each Class to              Name of Each Exchange on Which
be so registered                    Each Class is to be registered
----------------------              ------------------------------

Common Stock, par value, $0.01            American Stock Exchange
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Item        1. Description of Registrant's Securities to be

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            Registered. The information contained under the caption "Description of Capital Stock" on the Registrant's Registration Statement on Form
            S-1 (the "Registrant's Registration Statement"), filed with the
            Securities and Exchange Commission on June 4, 1999 (Registration No.
            333-80059) is incorporated herein by reference.

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
Item 2.     Exhibits
            * 3.1       Amended and Restated Articles of
                        Incorporation.

            * 3.2       Bylaws.

              4.1       Specimen of Common Stock Certificate.

      * Previously filed with the Securities and Exchange Commission as exhibits to the Registrant's Registration Statement on Form S-1 (Registration No. 333-80059) on June 4, 1999 (Exhibits 3.1 and 3.2, respectively) and are incorporated herein by reference.

                                  SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  June 11, 1999

                                           perfumania.com, inc.

                                           By:   /s/ Ilia Lekach
                                                 --------------------------
                                                 Ilia Lekach
                                                 Chairman and Chief
                                                 Executive Officer

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